[EXECUTION]



                               PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT (herein sometimes called this "Agreement"), dated as of September 1, 1994 between NRE HOLDINGS, INC., a Delaware corporation (the "Company"), and MEZZANINE CAPITAL & INCOME TRUST 2001 PLC, a public company incorporated in England, individually (the "Purchaser"), and as agent (the "Mezzanine Agent") for itself and the other Noteholders (such and all other capitalized terms being used herein with the meanings provided in
Article I),


                              W I T N E S S E T H

         WHEREAS, pursuant to a Purchase Agreement, dated as of September 1, 1994 (together with all amendments and other modifications, if any, from time to time hereafter made thereto (the "Purchase Agreement"), between the Company and the Purchaser, the Purchaser has agreed to purchase $14,528,531 of debt and equity securities of the Company, including $11,000,000 principal amount of the Company's 12.75% Notes due August 31, 2004 (the "MCIT Notes");

         WHEREAS, as a condition precedent to the purchase by Purchaser of the MCIT Notes, the Company is required to execute and deliver this Agreement and to grant the Mezzanine Agent under this Agreement a continuing security interest in all shares of stock owned by the Company (except that, in the case of National Restaurant Enterprises, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("NRE"), only the non-voting shares of stock described in Schedule I hereto (the "NRE Shares") are subject to such security interest); and

         WHEREAS, pursuant to the Additional Acquisition Agreements, the Company may issue to the Management Sellers 12.75% promissory notes due August 31, 2004 in an aggregate principal amount not to exceed $4,400,000 (the "Seller Notes") and by the terms of the Additional Acquisition Agreements the Seller Notes are required to be secured pursuant to this Pledge Agreement on a pari passu basis with the MCIT Notes; and

         WHEREAS, the Company has duly authorized the execution, delivery and performance of this Agreement;

         NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged by it, and in order to induce the Purchaser to purchase the Notes from the Company







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pursuant to the Purchase Agreement, the Company agrees with the Agent, for the
Ratable benefit of the Noteholders, as follows:


                                   ARTICLE I

                                  DEFINITIONS

         SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Collateral" is defined in Section 2.1.

         "Company" is defined in the preamble.

         "Distributions" shall mean all stock dividends, liquidating dividends, shares of stock resulting from stock splits, reclassifications, warrants, options, non-cash dividends and other distributions on or with respect to any shares of capital stock whether similar or dissimilar to the foregoing but shall not mean Dividends as that term is defined herein.

         "Dividends" shall mean cash dividends and cash distribution made out of capital surplus.

         "Instrument" shall mean any document or writing (whether by formal agreement, letter or otherwise) under which any obligations is evidenced, assumed or undertaken, or any right to any security interest is granted or perfected.

         "Instrument executed pursuant hereto" and similar terms shall mean each Instrument executed and delivered by the Company pursuant to this Agreement, whether or not mentioned herein.

         "Intercreditor Letter" is defined in Section 2.4.

         "MCIT Note" is defined in the first recital and shall also refer to all amendments, endorsements and other modifications made from time to time to such notes and to all other promissory notes accepted from time to time in substitution, replacement or renewal of such notes.

         "Mezzanine Agent" shall have the meaning provided in the preamble hereto.

         "Noteholder" means at any time


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                  (a)  each Person then registered in accordance with
         Section 4.1 of the Purchase Agreement as the owner of a MCIT
         Note; and

                  (b)  each Person then holding a Seller Note.

         "NRE" is defined in the second recital.

         "NRE Shares" is defined in the second recital.

         "Obligations" means all obligations of the Company with respect to the repayment or performance of all obligations (monetary or otherwise) of the Company arising under or in connection with this Agreement, the Subject Securities, the Seller Notes, the Purchase Agreement and each other Purchase Document.

         "Pledged Property" shall mean the NRE Shares and all other pledged notes or shares of capital stock (which, in the case of NRE, shall be non-voting), all other securities, all assignments of any amounts due or to become due and all other Instruments which are now being delivered by the Company to the Senior Agent or Mezzanine Agent or may from time to time hereafter be delivered by the Company to the Senior Agent or Mezzanine Agent for the purpose of pledge under the Senior Pledge Agreement or this Agreement.

         "Pledged Shares" shall mean the NRE Shares and all other shares of capital stock of any Subsidiary of the Pledgor (which, in the case of NRE, shall be non-voting) which are delivered by the Pledgor to the Senior Agent or Mezzanine Agent as Pledged Property hereunder.

         "Ratable", "Ratably" or "Ratable Distribution" shall mean, in the context of a distribution of Collateral or a distribution of proceeds of any of the Collateral, an allocation of such moneys among the Noteholders pro rata in accordance with their respective proportion of the aggregate dollar amount of the Obligations to which the distribution is being applied.

         "Seller Note" is defined in the third recital and shall also refer to all amendments, endorsements and other modifications made from time to time to such notes and to all other promissory notes accepted from time to time in substitution, replacement or renewal of such notes.

         "Senior Agent" means The First National Bank of Boston, in its capacity as agent for itself and other Senior Lenders which are or may become parties to the Senior Credit Agreement.


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         "Senior Lender" means collectively all of the lending institutions which are or become parties to the Senior Credit Agreement.

         SECTION 1.2. Purchase Agreement Definitions. Terms for which meanings are provided in the Purchase Agreement (including "Default", "Event of Default" and "Required Noteholders") are, unless otherwise defined herein or the context otherwise requires, used in this Agreement with such meanings.

         SECTION 1.3. References to Parties. References to any party in this Agreement shall include its permitted successors and assigns.


                                  ARTICLE II

                                    PLEDGE

         SECTION 2.1. Grant of Security Interest. As security for payment of all Obligations, the Company hereby pledges, assigns and transfers to the Mezzanine Agent (as agent for all Noteholders, as aforesaid) a continuing security interest in and to the NRE Shares and all other Pledged Property, whether now or hereafter delivered to the Agent, together with all Dividends, Distributions, interest and other payments and rights with respect thereto and all proceeds of any of the foregoing (herein called the "Collateral").

         All advances, charges, costs and expenses, including reasonable attorney's fees, incurred or paid by the Mezzanine Agent in exercising any right, power or remedy conferred by this Agreement, or in the enforcement hereof or thereof, shall, to the extent unlawful, become a part of the Obligations secured hereby.

         SECTION 2.2.  Continuing Security Interest; Transfer of
Notes.  This Agreement shall

                  (a) create a continuing security interest in the Collateral;

                  (b) remain in full force and effect until payment in full of all Obligations;

                  (c) be binding upon the Company, its successors and assigns; and

                  (d) inure to the benefit of the Mezzanine Agent, the Noteholders and their successors, transferees, and assigns.


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Without limiting the foregoing, any Noteholder may assign or otherwise transfer any Note held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted herein or otherwise.

         SECTION 2.3. Release of Pledged Property. In the event that any Dividend is paid on any Pledged Share at a time when no Default of the nature referred to has occurred and is continuing, such Dividend or interest or principal shall thereupon cease to be Pledged Property and shall be deemed to be released by the Mezzanine Agent to the Company.

         SECTION 2.4. Subordination. Notwithstanding any provision to the contrary in this Agreement, the Mezzanine Agent hereby acknowledges that the Pledged Property is subject to the prior lien of the Senior Agent under the Senior Pledge Agreement and hereby agrees to subordinate its lien in the Collateral to the lien of the Senior Agent therein, all in accordance with that certain intercreditor letter, of even date (the "Intercreditor Letter"), between the Senior Agent and the Mezzanine Agent. Accordingly, on the date hereof, the Company shall endorse and deliver the Pledged Property to the Senior Agent. Upon payment in full of the Company's obligations under the Senior Credit Agreement, the Pledged Property shall be endorsed and delivered to the Mezzanine Agent as security for the Obligations; provided, however, that if the Senior Agent sells or transfers the Pledged Property to a third party pursuant to a foreclosure proceeding under the Senior Pledge Agreement, the Mezzanine Agent agrees, upon demand, to release its lien in the Pledged Property upon receipt of the surplus, if any, of proceeds received over amounts owing under the Senior Credit Agreement.


                                    ARTICLE

                               WARRANTIES, ETC.

         SECTION 2.5.  Warranties.  The Company represents and
warrants unto the Mezzanine Agent and each Noteholder that at the date of each pledge hereunder by the Company to the Mezzanine
Agent of any Pledged Property,

                  (a) the Company is or will then be the lawful owner of, and has or will have good and marketable title to (and has or will have full right and authority to pledge and assign), such Pledged Property, free and clear of all liens or encumbrances except any lien or security interest (i) granted pursuant hereto in favor of the Mezzanine Agent or (ii) granted pursuant to the Senior Pledge Agreement in favor of the Senior Agent for the benefit of the Senior Agent and the Senior Lenders;

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                  (b) the pledge of the Pledged Shares pledged hereunder is
         effective to create a valid lien on and a security interest in such Pledged Property and all proceeds thereof, securing the Obligations;

                  (c) the Pledged Shares constitute all of the non-voting shares of capital stock of NRE owned by the Company; and

                  (d) no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body will be required either

                           (i)  for the pledge by the Company of any
                  Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by the Company, or

                           (ii) for the exercise by the Purchaser of the
                  voting or other rights provided for in this Agreement, or the remedies in respect of the Collateral pursuant to this Agreement.

No filing or other action will be necessary to perfect or protect the security interest described in clause (c).


                                  ARTICLE III

                      BENEFIT OF PLEDGED SECURITIES ETC.

         SECTION 3.1. Protect Collateral. Except in connection with any transaction permitted by Section 2.3, the Company will not sell, assign, transfer, pledge or encumber in any other manner the Collateral (except in favor of the Mezzanine Agent hereunder and the Senior Agent under the Senior Pledge Agreement). The Company will warrant and defend the right and title herein granted unto the Mezzanine Agent in and to the Collateral (and all right, title and interest represented by the Collateral) against the claims and demands of all Persons whomsoever except the Senior Agent under the Senior Pledge Agreement. The Company agrees that at any time, and from time to time, at the expense of the Company, the Company will promptly execute and deliver all further Instruments, and take all further action, that may be necessary or desirable, or that the Mezzanine Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Mezzanine Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.


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         SECTION 3.2. Stock Powers, Endorsements, etc. The Company agrees that all Pledged Shares delivered by the Pledgor pursuant to this Agreement will be accompanied by duly executed undated blank stock powers. The Company will, from time to time, upon request of the Mezzanine Agent, promptly execute such endorsements and deliver to the Mezzanine Agent such stock powers and similar agreements, satisfactory in form and substance to the Mezzanine Agent, with respect to the Collateral as the Mezzanine Agent may reasonably request and will, from time to time, upon request of the Mezzanine Agent after the occurrence of any Event of Default occurring after the discharge of all obligations secured by the Senior Pledge Agreement, promptly transfer any shares which are part of the Collateral into the name of any nominee designated by the Mezzanine Agent.

         SECTION 3.3. Certain Other Agreements Regarding Collateral. The Company will, at all times, keep pledged to the Mezzanine Agent pursuant hereto (subject to the prior lien of the Senior Agent under the Senior Pledge Agreement prior to the discharge of the obligations secured thereby) all of the shares of capital stock of each Subsidiary of the Company and all other securities, instruments and rights from time to time received by or distributable to the Company in respect of any Collateral (provided that, in the case of NRE, only the non-voting shares shall be so pledged).

         The Company agrees to deliver (properly endorsed where required hereby or requested by the Mezzanine Agent) to the Mezzanine Agent after the discharge of all obligations secured by the Senior Pledge Agreement:

                  (a) after, but not prior to, the time that any Default of the nature referred to in clauses (a) through (d) of Section 7.1.3 of the Purchase Agreement or an Event of Default shall have occurred and be continuing, promptly upon receipt thereof by the Company and without any request thereof by the Company and without any request therefor by the Mezzanine Agent, all interest and other cash payments and all cash proceeds of the Pledged Property and other Collateral, all of which shall be held by the Mezzanine Agent as additional Collateral for use in accordance with Section 5.5; and

                  (b) after a Default of the nature referred to in clause (a) through (d) of Section 7.1.3 of the Purchase Agreement or an Event of Default shall have occurred, promptly upon request of the Mezzanine Agent, such proxies and other documents as may be necessary to allow the Mezzanine Agent to exercise the voting power with respect to any share of capital stock included in the Collateral;


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provided, however, that unless a Default of the nature referred to in clauses
(a) through (d) of Section 7.1.3 of the Purchase Agreement or an Event of Default shall have occurred and be continuing, the Company shall, subject to
Article III, be entitled:

                  (c) to exercise as it shall think fit, but in a manner not inconsistent with the terms of the Purchase Agreement or any Instrument executed pursuant thereto, all incidental rights of ownership with respect to any Pledged Property (subject to the Company's obligation to deliver to the Mezzanine Agent such capital stock in pledge hereunder); and

                  (d) to the prompt return from the Mezzanine Agent of any and all such Dividends, all interest and other cash payments and all cash proceeds of the Pledged Property and other Collateral delivered to the Mezzanine Agent in accordance with clause (a) of Section 5.3 after payment in full of all Obligations then due or to become due within 30 days thereafter.

         All Dividends, Distributions and payments which may at any time and from time to time be held by the Company but which the Company is then obligated to deliver to the Mezzanine Agent, shall, until delivery to the Mezzanine Agent, be held by the Company separate and apart from its other property upon trust for the Mezzanine Agent.

         The Mezzanine Agent agrees that unless an Event of Default shall have occurred and be continuing, the Mezzanine Agent shall, upon the written request of the Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Pledgor which are necessary to allow the Pledgor to exercise voting power with respect to any share of capital stock included in the Collateral; provided, however, that no vote shall be cast or consent, waiver or ratification given or action taken by the Pledgor that would impair the Collateral or be inconsistent with or violate any provision of this Agreement, the Purchase Agreement or any other Purchase Document.

         SECTION 3.4. Actions upon Event of Default. Subject to Section 2.4, whenever an Event of Default shall have occurred and be continuing, the Mezzanine Agent shall have all rights and remedies of a secured party after default under the Uniform Commercial Code as in effect in the State of New York or other applicable law to the extent not inconsistent with all rights provided hereby. Any notification required by law of intended disposition by the Mezzanine Agent of any of the Collateral shall be deemed reasonably and properly given if given at least 30 days before such disposition. Without limitation of the above, the Mezzanine Agent may, upon direction of the Required Noteholders,

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from time to time, before the Obligations shall be declared due and payable, but only if an Event of Default shall have occurred and be continuing, without prior notice to the Company, take all or any of the following actions:

                  (a) transfer all or any part of the Collateral into the name of the Mezzanine Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder;

                  (b) notify the parties obligated on any of the Collateral to make payment to the Mezzanine Agent of any amount due or to become due thereunder;

                  (c) enforce collection of any of the Collateral by suit or otherwise;

                  (d) endorse any checks, drafts or other writings in the Company's name to allow collection of the Collateral;
         and

                  (e)      take control of any proceeds of the Collateral;
         and

                  (f) execute (in the name, place and stead of the Company) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

         In furtherance of the foregoing, the Company hereby irrevocably constitutes and appoints the Mezzanine Agent, effective upon the occurrence and during the continuance of an Event of Default, as its true and lawful attorney-in-fact with full power and (after the discharge of all obligations secured by the Senior Pledge Agreement) authority in the name and in the place and stead of the Company, and in its own name, to file any claims or take any action (in law or in equity) which the Mezzanine Agent may deem desirable to accomplish the purposes of this Agreement.

         The Company understands that compliance with the Federal securities laws, applicable blue sky or other state securities laws or similar laws analogous in purpose or effect may strictly limit the course of conduct of the Mezzanine Agent if the Mezzanine Agent were to attempt to dispose of all or any part of the Collateral and may also limit the extent to which or the manner in which any subsequent transferee of the Collateral may dispose of the same. Accordingly, the Company agrees that IF ANY COLLATERAL IS SOLD AT ANY PUBLIC OR PRIVATE SALE, THE MEZZANINE AGENT MAY ELECT TO SELL ONLY TO A BUYER WHO WILL GIVE FURTHER ASSURANCES, SATISFACTORY IN FORM AND SUBSTANCE TO THE MEZZANINE

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AGENT, RESPECTING COMPLIANCE WITH THE REQUIREMENTS OF THE FEDERAL SECURITIES
ACT OF 1933, AS AMENDED; AND A SALE SUBJECT TO SUCH CONDITION SHALL BE DEEMED COMMERCIALLY REASONABLE. Without limiting the generality of the foregoing, the provisions of this paragraph would apply if, for example, the Mezzanine Agent were to place all or any part of the Collateral for private placement by an investment banking firm, or if such investment banking firm purchased all or any part of the Collateral for its own account, or if the Mezzanine Agent placed all or any part of the Collateral privately with a purchaser or purchasers.

         SECTION 3.5. Application of Proceeds. All cash proceeds received by the Mezzanine Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral after the discharge of all obligations secured by the Senior Pledge Agreement may, in the discretion of the Mezzanine Agent, be held by the Mezzanine Agent as additional collateral security for, or then or at any time thereafter be applied (after payment of any amounts payable to the Mezzanine Agent pursuant to Section 5.6) in whole or in part by the Mezzanine Agent against, all or any part of the Obligations in the following order:

                  (a) first, Ratably, to the unpaid interest accrued and then due or owing on any Notes; and

                  (b) second, Ratably, among Noteholders on account of all principal of the Notes then due or owing.

Any surplus of such cash or cash proceeds held by the Mezzanine Agent and remaining after payment in full of all the Obligations shall be paid over to the Company or to whomsoever may be lawfully entitled to receive such surplus.

         SECTION 3.6. Indemnity and Expenses. The Company indemnifies and holds harmless the Mezzanine Agent from and against any and all claims, losses, and liabilities growing out of or resulting from this Agreement (including enforcement of this Agreement), except claims, losses, or liabilities resulting from the Mezzanine Agent's gross negligence or wilful misconduct. Upon demand, the Company will pay to the Mezzanine Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Mezzanine Agent may incur in connection with:

                  (a) the administration of this Agreement, the Purchase Agreement and each other Purchase Document;


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                  (b)  the custody, preservation, use or operation of, or
         the sale of, collection from, or other realization upon, any of the Collateral;

                  (c) the exercise or enforcement of any of the rights of the Mezzanine Agent hereunder; or

                  (d) the failure by the Company to perform or observe any of the provisions hereof.


                                  ARTICLE IV

                              THE MEZZANINE AGENT

         SECTION 4.1. Actions. Each Noteholder authorizes the Mezzanine Agent to act at the direction of the Required Noteholders on behalf of such Noteholder under this Agreement and to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Mezzanine Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Noteholder agrees to reimburse the Mezzanine Agent Ratably for all reasonable out-of-pocket expenses (including attorneys' fees) incurred by the Mezzanine Agent hereunder or in connection herewith or in enforcing the obligations of the Company hereunder and for which the Mezzanine Agent is not reimbursed by the Company. The Mezzanine Agent shall not be required to take any action hereunder, or to prosecute or defend any suit in respect of this Agreement, unless indemnified to its satisfaction by each Noteholder against loss, costs, liability and expense. If any indemnity furnished to the Mezzanine Agent shall become impaired, it may call for additional indemnity and cease to do the acts indemnified against until such additional indemnity is given.

         SECTION 4.2. Exculpation. Neither the Mezzanine Agent nor any of its directors, officers, employees or agents shall be liable to any Noteholder for any action taken or omitted to be taken by it or them under this Agreement, or in connection herewith or therewith, except for its own willful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due authorization, execution or delivery of this Agreement, nor to make any inquiry respecting the performance by the Company of its obligations hereunder. The Mezzanine Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which it believes to be genuine and to have been presented by a proper Person.


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         SECTION 4.3. Status as Purchaser. The Mezzanine Agent shall have the same rights and powers with respect to the Notes held by it as any Noteholder and may exercise the same as if it were not the Mezzanine Agent, and the term "Noteholder" shall include the Mezzanine Agent in its individual capacity.

         SECTION 4.4. Credit Decisions. Each Noteholder acknowledges that it has, independently of the Mezzanine Agent and each other Noteholder and based on the financial information referred to in Section 5.4 of the Purchase Agreement and such other documents, information and investigations as it has deemed appropriate, made its own credit decision to purchase its Notes. Each Noteholder also acknowledges that it will, independently of the Mezzanine Agent and each other Noteholder and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement, any Note or any other Purchase Document.


                                   ARTICLE V

                                 MISCELLANEOUS

         SECTION 5.1. Obligations Not Affected. The obligations of the Company under this Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by:

                  (a) any amendment or modification or addition or supplement to the Purchase Agreement, or any Instrument contemplated thereby or any assignment or transfer thereof, except amendments or modifications hereto effected in accordance with Section 7.5;

                  (b) any exercise, non-exercise or waiver by the Mezzanine Agent or any Noteholder of any right, remedy, power, guaranty, collateral or privilege under or in respect of, or any release of any guaranty or collateral provided pursuant to, this Agreement, the Purchase Agreement, any other Purchase Document or any Instrument executed pursuant hereto or thereto;

                  (c) any waiver, consent, extension, indulgence or other action or inaction in respect of this Agreement, the Purchase Agreement, any other Purchase Document or any Instrument executed pursuant hereto or thereto or any assignment or transfer of any thereof; or


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                  (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation, or the like, of the Company or any other Person, whether or not the Company shall have notice or knowledge of any of the foregoing.

         SECTION 5.2. Protection of Collateral. The Mezzanine Agent may from time to time, at its option, perform any act which the Company agrees hereunder to perform and which the Company shall fail to perform after being requested in writing to so perform (it being understood that no such request need be given after the occurrence and during the continuance of any Event of Default) and the Mezzanine Agent may from time to time take any other action which the Mezzanine Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein. The Company will, upon demand, repay to the Mezzanine Agent all moneys advanced by the Mezzanine Agent in connection with the foregoing, together with interest at a rate (or any maximum lesser rate permitted by applicable law) per annum equal to 15 1/2% per annum.

         SECTION 5.3. Mezzanine Agent Not Responsible. The Mezzanine Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; however, the Mezzanine Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral if it takes such action for that purpose as the Company reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Mezzanine Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

         SECTION 5.4. Instrument Pursuant to Purchase Agreement. This Agreement is an Instrument executed pursuant to the Purchase Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including, without limitation, Article IX thereof.

         SECTION 5.5. Amendments. This Agreement may be amended or otherwise modified from time to time in accordance with the provisions of Section 9.1 of the Purchase Agreement.

         SECTION 5.6. Subrogation. The Company shall not be entitled to be subrogated to any of the rights of the Mezzanine Agent or any Noteholder by reason of any amounts received hereunder or in connection with the Collateral until all Obligations have been paid in full and after the Purchaser's commitment to purchase the Notes has terminated pursuant to Article II of the Purchase Agreement.

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         SECTION 5.7. Termination. This Agreement shall terminate and be of no further force and effect upon the full and final payment of all Obligations and after the Purchaser's commitment to purchase the Notes has terminated pursuant to Article II of the Purchase Agreement. Upon any such termination, the Mezzanine Agent will, at the Company's expense, deliver all certificates and instruments representing or evidencing all Pledged Collateral, together with all other Collateral held by the Mezzanine Agent hereunder, and execute and deliver to the Company, at the Company's expense, such documents as the Company shall reasonably request to evidence such termination.

         SECTION 5.8. Intent of the Parties. Notwithstanding the language of any provision of this Agreement which might otherwise be construed to the contrary, the parties hereto acknowledge and agree that neither the Purchaser, the Mezzanine Agent or any Noteholder shall take any action or require the Company to make any acknowledgements, agreements, or take any actions, which would violate the terms and conditions of the Intercreditor Letter or the Intercreditor Agreement dated the date hereof among BKC, NRE, Jaro, Osborn, Hubert, the Company, the Senior Agent and the Mezzanine Agent.


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                NRE HOLDINGS, INC.


                                By:
                                   ------------------------------------------
                                   Name:  A. Richard Caputo, Jr.
                                   Title: Vice President

                                 Address:     c/o The Jordan Company
                                              9 West 57th Street
                                              New York, New York 10019

                                 Attention:   Mr. A. Richard Caputo, Jr.


                                 MEZZANINE CAPITAL & INCOME TRUST
                                   2001 PLC


                                 By:
                                    ------------------------------------------
                                    Name:  James E. Jordan
                                    Title:


                                 Notices:             c/o Jordan/Zalaznick
                                                        Advisers, Inc.
                                                      9 West 57th Street
                                                      New York, New York 10019

                                 Attention:           Mr. James E. Jordan

                                                                    SCHEDULE I



Pledged Share Issuer                          Common Stock
- --------------------     -----------------------------------------------------
                                          Authorized  Outstanding  % Of Shares
                         Class of Stock     Shares      Shares        Pledged
                         --------------   ----------  -----------  -----------
National Restaurant             B           950           950           100%
  Enterprises, Inc.


                                      16